UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Secrities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period:	September 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PCF

# Putnam High Income Securities Fund

## Semiannual report
2 | 29 | 16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Semiannual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Summary of dividend reinvestment plans	15

Financial statements	17

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than by the government. Moreover, high-yield corporates and convertibles can offer greater returns than do other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to have below-investment-grade status, which means their issuing companies are considered more likely to default on their debt than more creditworthy companies. High-yield bond prices tend to follow individual companies' fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Convertible bonds and notes pay interest, although frequently at a lower rate than traditional bonds, and the amount of interest does not change as the price of the underlying stock(s) increase(s) or decrease(s).

Building a portfolio of high-yield bonds and convertible securities requires intensive research and analysis. Putnam's global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company's business. The fund's portfolio managers then construct a portfolio that they believe offers the best return potential, while being mindful of risk.

Putnam High Income Securities Fund has held securities from a variety of sectors and industries.

1988

Navistar International

Manufacturer of trucks and engines

1998

Ohm

Mechanical and electrical power systems for commercial, industrial, and institutional facilities

2001

EchoStar DBS

Direct broadcast satellite (DBS) television products and services

2007

Schering-Plough

Global science-based health-care company

2009

ON Semiconductor

Global supplier of semiconductor technologies

2015

Bank of America

U.S.-based banking and financial services company

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 18–41.

How closed-end funds differ from open-end funds

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund's performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund's performance at market price typically differs from its results at NAV.

Putnam High Income Securities Fund

Net asset value
Market price
Price per share
12
11
10
9
8
7
6
5
4
7/87
7/92
7/97
7/02
7/07
7/12
2/16

2 High Income Securities Fund

High Income Securities Fund 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund. The blended benchmark was previously shown as two individual indexes.

† Returns for the six-month period are not annualized, but cumulative.

4	High Income Securities Fund

Interview with
your fund’s
portfolio managers

What were the greatest influences on the high-yield bond and convertible securities markets during the six months ended February 29, 2016?

Rob: High-yield bonds faced a challenging market environment for much of the past six months, at times experiencing tumultuous conditions. In the first part of the period, investors waited for the long-anticipated rate increase from the Federal Reserve. The uncertainty of its exact timing and magnitude created anxiety among investors. In addition, the Paris terrorist attacks in November fueled geopolitical concerns, and in December, amid growing focus on the Fed’s potential action, a high-yield bond mutual fund halted redemptions and closed. Credit concerns spiked, and the high-yield sector experienced heavy outflows, which pushed prices lower.

As 2016 opened, investors became increasingly concerned about ongoing disruptions in the commodities markets and the prospects of a global recession. Tensions began to ease toward the end of the period, however, as a string of economic reports came in better than expected. Crude oil prices appeared to stabilize, and central banks in Europe, Japan, and China indicated that they would provide further economic stimulus, if needed.

*The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/16. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

High Income Securities Fund	5

Eric: The convertible securities market got off to a strong start but then also faced significant volatility, with the underlying equities of convertible securities generally experiencing greater price declines than the broader equity market. Investors shared many of the same concerns as high-yield bond investors, and there was also some individual company volatility in the convertibles market that resulted from disappointing earnings announcements. The announcements tended to come from companies affected by the economic slowdown in China and other emerging markets, as well as low commodity prices and a strong U.S. dollar that curbed the value of revenue collected overseas.

The six-month reporting period ended on a more positive note, however. Convertibles prices started to rebound in mid-February when U.S. equities rallied in response to higher oil prices. Credit spreads also began to tighten, indicating that investors were more comfortable taking on risk. Credit spreads are the incremental yields that investors are paid for taking on additional risk.

The fund’s absolute return at net asset value was negative, but on a relative basis, the fund did better than its benchmark, which is an equal blend of the JPMorgan Developed High Yield Index and the BofA Merrill Lynch All-Convertibles Speculative Quality Index. What contributed to the fund’s performance?

Rob: The fixed-income portion of the fund outperformed the fixed-income index that

Credit qualities are shown as a percentage of net assets as of 2/29/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

6	High Income Securities Fund

makes up that portion of the fund’s custom benchmark — the JPMorgan Developed High Yield Index — and additionally, produced a negative return. The largest contributor to relative performance was an underweight allocation to the energy sector versus the benchmark. An overweight allocation to industrials, along with an underweight allocation to transportation, compared with the benchmark, also helped relative performance.

Eric: The convertibles portion of the fund also outperformed the convertibles index that makes up that portion of the fund’s custom index — the BofA Merrill Lynch All-Convertibles Speculative Quality Index — but had a negative absolute return. On a relative basis, the fund benefited from a combination of sector underweighting and security selection versus the benchmark. The greatest contributors to relative performance were security selection within consumer staples, overweight positioning in communication services, and an underweight allocation to the energy sector.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

High Income Securities Fund	7

At the issuer level, we avoided or underweighted positions in commodity-sensitive names, such as Whiting Petroleum — which we did not hold convertibles in — and Cobalt International Energy, which was underweighted. This strategy benefited performance, as the price of crude oil dropped nearly 37% during the period on news of higher inventories, among other factors. The fund’s out-of-benchmark position in Tyson Foods also contributed to returns. The company’s cost margins increased, and its fourth quarter earnings were solid. Overall, consumer staples names that were considered to be relatively defensive fared well.

What detracted from the fund’s performance?

Eric: Positive performance in the fund’s convertibles holdings was modestly offset by underweight positioning and security selection in technology, including SanDisk, NVIDIA, and Microchip Technology. Security selection in the health-care and transportation sectors also detracted from returns.

Rob: The greatest detractors from returns in fixed income were an overweight allocation in utilities, an underweight allocation and security selection in technology, and security selection in the cable and satellite sector. At the issuer level, modest overweights to EP Energy, Avaya, and GenOn Energy also limited performance.

This chart shows how the fund’s weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	High Income Securities Fund

What is your outlook for the coming months?

Eric: We are constructive on the convertible securities market. Prior to the recent drop in prices, convertibles had followed the equity market higher from 2009 through 2015. The price correction in the second half of 2015 through mid-February 2016 created buying opportunities, in our opinion, because it resulted in a more balanced convertibles market — that is, the average security price has fallen to just above par, equity sensitivity in the market has declined, and the yield in the convertible market has risen.

As a result, we believe that the market has become more statistically cheap — specifically, the market now trades at a discount to its theoretical value. For example, convertibles’ underlying equities are trading at lower multiples of earnings and cash flow than the broader markets, and, in our view, appear to have better growth prospects than the wider universe. We think that the combination of these factors creates an appealing backdrop for investing in convertibles.

While we are cognizant of the uncertainty in the financial markets today, we continue to believe that the hybrid nature of convertible securities offers investors a risk-managed way to harness the potential for equity-like returns while capturing some degree of support from their fixed-income attributes.

Rob: Our outlook for high-yield bonds is also positive. In our view, the so-called “spread sectors” — those sectors with more incremental risk and incremental yield than risk-free U.S. Treasuries — offer attractive levels of compensation for credit, prepayment, and liquidity risks to investors who know how to analyze those risks.

We believe that most high-yield issuers — excluding those in more commodity-sensitive industries — are in reasonably good shape from a credit perspective, especially when viewed in light of a backdrop that we expect will include continued improvement in the U.S. economy. Defaults in the high-yield market remain well below average as of the end of the reporting period. With interest rates at low levels, we believe that high-yield issuers should continue to benefit from low debt-servicing costs, which could keep the default rate below the long-term historical average for some time.

Thank you, gentlemen, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun, CFA, has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from the Wharton School at the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

High Income Securities Fund	9

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10 High Income Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/29/16

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	8.23%	7.81%

10 years	65.61	69.14
Annual average	5.17	5.40

5 years	15.85	9.02
Annual average	2.99	1.74

3 years	4.20	0.53
Annual average	1.38	0.18

1 year	–11.41	–11.55

6 months	–6.69	–2.17

Performance assumes reinvestment of distributions and does not account for taxes.

Performance is shown net of expenses.

Fund price and distribution information For the six-month period ended 2/29/16

Distributions

Number		6

Income		$0.1854

Capital gains		—

Total		$0.1854

Share value	NAV		Market price

8/31/15	$8.67		$7.33

2/29/16	7.91		6.99

Current rate (end of period)	NAV		Market price

Current dividend rate*	4.69%		5.30%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

High Income Securities Fund	11

Comparative index returns For periods ended 2/29/16

	Fund’s blended benchmark
	50% JPMorgan Developed
	High Yield Index/50% BofA	Lipper Convertible Securities
	Merrill Lynch All-Convertibles	Funds (closed-end)
	Speculative Quality Index	category average*

Annual average
Life of fund (since 7/9/87)	—†	7.80%

10 years	81.04%	48.67
Annual average	6.12	3.98

5 years	18.53	13.63
Annual average	3.46	2.51

3 years	3.51	3.96
Annual average	1.16	1.21

1 year	–13.05	–15.50

6 months	–8.23	–10.69

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/16, there were 13, 11, 11, 11, 9, and 2 funds, respectively, in this Lipper category.

† The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	8.39%	7.98%

10 years	72.13	76.87
Annual average	5.58	5.87

5 years	21.52	14.21
Annual average	3.97	2.69

3 years	7.38	3.81
Annual average	2.40	1.25

1 year	–6.24	–5.63

6 months	0.83	6.50

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12 High Income Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index.

BofA Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

High Income Securities Fund 13

Other information for shareholders

Important notice regarding share repurchase program

In September 2015, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2015, up to 10% of the fund’s common shares outstanding as of October 7, 2015.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 High Income Securities Fund

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

High Income Securities Fund 15

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16 High Income Securities Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Income Securities Fund 17

The fund’s portfolio 2/29/16 (Unaudited)

CORPORATE BONDS AND NOTES (42.0%)*	Principal amount	Value

Basic materials (4.7%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$150,000	$142,500

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	65,000	68,250

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	100,000	80,500

ArcelorMittal SA sr. unsec. unsub. notes 8s, 2039 (France)	10,000	7,865

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	150,000	158,250

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	60,000	66,750

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	130,000	126,750

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	150,000	139,800

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5 7/8s, 2021 (Germany)	115,000	121,900

Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s,
2019 (Mexico)	320,000	312,000

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	40,000	29,000

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	60,000	43,350

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	120,000	109,800

Coveris Holding Corp. 144A company guaranty sr. unsec.
notes 10s, 2018	165,000	141,075

CPG Merger Sub, LLC 144A company guaranty sr. unsec.
notes 8s, 2021	55,000	50,600

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	65,000	33,638

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)	125,000	65,000

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023	175,000	187,250

HD Supply, Inc. company guaranty sr. unsec. notes
11 1/2s, 2020	80,000	88,400

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	160,000	168,400

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	135,000	141,413

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	175,000	99,313

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	140,000	131,950

Huntsman International, LLC 144A company guaranty sr. unsec.
notes 5 1/8s, 2022	30,000	27,450

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	115,000	98,684

Joseph T Ryerson & Son, Inc. company guaranty sr. sub.
notes 9s, 2017	135,000	103,950

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7 1/2s, 2020	55,000	56,925

18 High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Basic materials cont.
Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	$125,000	$115,000

Mercer International, Inc. company guaranty sr. unsec. notes 7s,
2019 (Canada)	60,000	55,800

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	60,000	50,325

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6 1/4s, 2022 (Canada)	45,000	32,063

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	145,000	138,113

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	240,000	222,600

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	70,000	60,200

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	200,000	191,000

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018	70,000	65,450

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	80,000	83,200

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2020	75,000	84,000

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	100,000	103,375

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2024	40,000	41,500

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2022	35,000	36,050

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	30,000	31,725

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7 1/2s, 2025 (Ireland)	75,000	81,188

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	135,000	135,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	80,000	75,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	10,000	9,375

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	20,000	19,500

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021	175,000	132,781

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2023	85,000	73,313

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	20,000	20,700

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	100,000	102,000

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
notes 6s, 2023	140,000	130,375

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	175,000	182,438

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	35,000	36,400

		5,109,234

High Income Securities Fund 19

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Capital goods (3.9%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	$325,000	$318,500

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	105,000	111,825

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5 3/8s, 2024	80,000	76,000

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5s, 2022	165,000	161,700

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	95,000	95,713

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	85,000	82,025

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	80,000	72,800

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	55,000	57,200

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	35,000	35,000

Berry Plastics Corp. 144A company guaranty notes 6s, 2022	45,000	46,800

Bombardier, Inc. 144A sr. unsec. unsub. notes 4 3/4s,
2019 (Canada)	140,000	111,650

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	150,000	160,875

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7 3/8s, 2026	65,000	69,388

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7 3/4s, 2020 (Luxembourg)	65,000	64,350

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022	350,000	263,813

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	55,000	57,888

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	185,000	176,213

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	160,000	215,584

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
8 1/2s, 2020	25,000	26,063

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	235,000	259,440

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	115,000	96,888

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	110,000	107,800

MTW Foodservice Escrow Corp. 144A sr. unsec. notes
9 1/2s, 2024	130,000	136,988

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	190,000	171,950

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2025	105,000	103,688

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2022	130,000	130,975

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	205,000	201,413

20 High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Capital goods cont.
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	$95,000	$98,325

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	245,000	231,525

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	85,000	87,338

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024	80,000	78,000

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025	150,000	143,250

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	150,000	147,938

4,198,905
Communication services (5.3%)
Altice SA 144A company guaranty sr. unsec. notes 7 3/4s,
2022 (Luxembourg)	400,000	385,950

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	140,000	148,820

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	32,900

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	40,000	41,100

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023	125,000	124,688

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 5/8s, 2022	35,000	36,750

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	50,000	50,375

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5 7/8s, 2024	160,000	163,000

CCOH Safari, LLC 144A sr. unsec. notes 5 3/4s, 2026	105,000	105,276

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	5,000	4,888

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	25,000	25,313

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	240,000	220,200

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	15,000	13,763

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	175,000	185,281

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	55,000	57,613

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	70,000	59,850

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	50,000	50,750

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	200,000	170,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	80,000	71,884

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	10,000	8,863

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	30,000	25,950

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	110,000	110,138

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	205,000	207,050

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	40,000	41,300

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	80,000	55,600

High Income Securities Fund 21

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Communication services cont.
Intelsat Jackson Holdings SA company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2022 (Bermuda)		$50,000	$25,125

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)		25,000	7,500

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8 1/8s, 2023 (Luxembourg)		35,000	10,675

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022		100,000	103,250

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021		40,000	41,800

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022		90,000	92,475

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024		45,000	46,125

Numericable-SFR SAS 144A company guaranty sr. notes 6s,
2022 (France)		200,000	197,750

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		25,000	26,000

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	75,000	56,887

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		$65,000	72,044

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6 7/8s, 2028		260,000	188,500

Sprint Communications, Inc. sr. unsec. notes 7s, 2020		60,000	46,950

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		80,000	77,800

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		115,000	119,382

Sprint Corp. company guaranty sr. unsec. sub. notes
7 7/8s, 2023		275,000	203,500

Sprint Corp. company guaranty sr. unsec. sub. notes
7 1/4s, 2021		265,000	199,413

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 5/8s, 2023		140,000	147,000

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 3/8s, 2025		220,000	222,200

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		165,000	173,250

T-Mobile USA, Inc. company guaranty sr. unsec. notes 6s, 2023		40,000	41,200

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023		25,000	25,938

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		45,000	48,150

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		45,000	46,238

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		125,000	128,750

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		195,000	199,388

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022		180,000	161,100

22 High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Communication services cont.
WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019	$215,000	$196,188

Wind Acquisition Finance SA 144A company guaranty notes
7 3/8s, 2021 (Luxembourg)	200,000	184,000

Windstream Services, LLC company guaranty sr. unsec. notes
7 3/4s, 2021	200,000	161,375

Windstream Services, LLC company guaranty sr. unsec. notes
6 3/8s, 2023	185,000	134,125

5,781,380
Consumer cyclicals (8.5%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	70,000	72,450

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 3/4s, 2025	65,000	67,194

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023	105,000	108,019

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	145,000	124,700

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	105,000	113,733

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	106,000	79,500

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	100,000	36,500

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	75,000	77,063

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	145,000	131,950

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	85,000	70,975

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021	140,000	147,700

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5 7/8s, 2024	55,000	57,613

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	80,000	81,800

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	30,000	30,900

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	60,000	62,025

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	65,000	66,056

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	15,000	15,713

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4 7/8s, 2023	65,000	65,000

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2020	190,000	166,725

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	330,000	320,100

High Income Securities Fund 23

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Cumulus Media Holdings, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		$55,000	$15,400

Dana Holding Corp. sr. unsec. notes 6s, 2023		30,000	28,650

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 3/4s, 2023		45,000	47,869

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2020		30,000	31,500

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2023		125,000	124,688

Entercom Radio, LLC company guaranty sr. unsec. notes
10 1/2s, 2019		100,000	102,750

Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5 1/4s,
2023 (Italy)		200,000	189,000

General Motors Co. sr. unsec. notes 5.2s, 2045		20,000	17,277

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		80,000	47,200

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 7/8s, 2020		140,000	141,708

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 3/8s, 2018		40,000	40,250

Gray Television, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020		185,000	194,481

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	170,000	124,233

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		$220,000	216,425

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019		130,000	91,650

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		95,000	97,850

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019		60,000	60,750

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020		20,000	18,300

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		80,000	52,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		165,000	129,938

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		95,000	106,163

L Brands, Inc. company guaranty sr. unsec. sub. notes
5 5/8s, 2022		50,000	53,625

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 7/8s, 2022		75,000	78,188

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2024		45,000	46,238

Lear Corp. company guaranty sr. unsec. notes 5 1/4s, 2025		15,000	15,600

Lear Corp. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024		35,000	36,225

Lennar Corp. company guaranty sr. unsec. notes 4 1/2s, 2019		125,000	128,515

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		125,000	123,438

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2021		70,000	70,350

24 High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
LIN Television Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	$30,000	$30,188

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	110,000	113,850

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	160,000	138,400

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	110,000	117,700

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	20,000	20,400

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	70,000	79,275

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	65,000	68,738

Mustang Merger Corp. 144A sr. unsec. notes 8 1/2s, 2021	25,000	25,438

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021	139,000	84,443

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	140,000	116,900

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	175,000	105,438

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8s, 2021	60,000	42,294

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5 1/2s, 2021 (Luxembourg)	190,000	197,600

Nortek, Inc. company guaranty sr. unsec. sub. notes
8 1/2s, 2021	155,000	160,038

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 7/8s, 2025	90,000	92,700

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2024	55,000	57,613

Penn National Gaming, Inc. sr. unsec. sub. notes 5 7/8s, 2021	140,000	136,237

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	160,000	160,000

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	90,000	87,300

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	135,000	153,225

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	155,000	156,744

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	40,000	40,650

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2025	45,000	44,325

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2023	70,000	68,950

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	60,000	60,675

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	54,000	55,350

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	160,000	156,800

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	130,000	130,975

High Income Securities Fund 25

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	$35,000	$27,300

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	340,000	266,900

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	35,000	18,900

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	95,000	92,388

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 6 3/8s, 2021	80,000	83,000

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 5 3/8s, 2021	45,000	45,619

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	45,000	44,888

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6s, 2024	70,000	73,500

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	220,000	224,917

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5 3/4s, 2025	65,000	68,494

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 5/8s, 2022	5,000	5,375

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2020	10,000	10,538

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2024	110,000	116,325

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 3/8s, 2024	160,000	162,501

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 1/8s, 2021	15,000	15,300

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	180,000	167,400

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	75,000	69,750

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5 5/8s, 2024	45,000	40,050

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2023	10,000	9,200

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	60,000	63,600

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	15,000	15,900

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	30,000	30,750

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	35,000	32,725

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	160,000	160,000

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	30,000	30,000

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5 1/8s, 2025	105,000	102,769

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	180,000	180,900

		9,187,212

26 High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer staples (2.6%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	$230,000	$239,775

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	45,000	45,731

Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	200,000	197,500

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	45,000	42,638

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	40,000	37,400

BlueLine Rental Finance Corp. 144A notes 7s, 2019	140,000	102,550

CEC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 8s, 2022	180,000	153,450

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	195,000	160,875

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	95,000	98,919

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	105,000	107,982

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	115,000	129,375

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	205,000	206,025

Corrections Corp. of America company guaranty sr. unsec. sub.
notes 4 1/8s, 2020 R	25,000	25,188

Dean Foods Co. 144A company guaranty sr. unsec. notes
6 1/2s, 2023	90,000	94,950

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	175,000	99,750

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	135,000	130,613

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	35,000	33,863

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	40,000	40,120

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	20,000	19,400

Landry’s, Inc. 144A company guaranty sr. unsec. sub. notes
9 3/8s, 2020	220,000	230,450

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	55,000	53,488

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2024	25,000	25,750

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2021	90,000	89,100

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	165,000	165,413

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2023	150,000	160,125

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	115,000	39,388

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5 3/8s, 2022	130,000	139,100

		2,868,918

High Income Securities Fund 27

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Energy (2.5%)
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5 1/8s, 2022	$60,000	$51,150

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	50,000	42,750

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2021	90,000	77,850

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	160,000	104,800

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2021	70,000	45,675

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 5/8s, 2024 (Canada)	85,000	46,325

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 1/8s, 2021 (Canada)	15,000	8,550

California Resources Corp. company guaranty sr. unsec. sub.
notes 6s, 2024	61,000	7,930

California Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2020	17,000	2,210

California Resources Corp. 144A company guaranty
notes 8s, 2022	205,000	51,250

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	90,000	31,950

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	143,000	55,770

Concho Resources, Inc. company guaranty sr. unsec. notes
5 1/2s, 2023	140,000	129,850

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	50,000	46,344

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	35,000	10,850

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	10,000	7,300

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 6 5/8s, 2023	55,000	46,475

Halcon Resources Corp. company guaranty sr. unsec. notes
9 3/4s, 2020	40,000	4,400

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	235,000	25,850

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	60,000	33,150

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/4s, 2020	90,000	90,403

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5 1/2s, 2022	30,000	27,300

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2021	135,000	17,550

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	155,000	99,588

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	115,000	2,300

28 High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Energy cont.
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021	$25,000	$1,063

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	26,000	1,105

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020	134,000	14,908

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10 3/8s, 2017 (Canada) F	45,000	2

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	120,000	33,000

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/4s, 2022	210,000	195,300

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	65,000	56,225

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	50,000	29,250

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	225,000	131,625

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2023	65,000	35,913

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2022	55,000	31,075

Sabine Pass Liquefaction, LLC sr. notes 5 5/8s, 2023	230,000	212,175

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	130,000	135,363

Sabine Pass LNG LP company guaranty sr. sub. notes
6 1/2s, 2020	45,000	47,462

Samson Investment Co. company guaranty sr. unsec. notes
9 3/4s, 2020 (In default) †	245,000	613

SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s,
2020 (In default) †	130,000	25,038

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)	65,000	56,225

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8 1/4s, 2020 (Canada)	120,000	115,200

Seventy Seven Energy, Inc. sr. unsec. sub. notes 6 1/2s, 2022	105,000	2,100

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019	115,000	21,850

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	50,000	22,500

SM Energy Co. sr. unsec. sub. notes 5s, 2024	85,000	33,788

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	8,000

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	30,000	2,400

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6 3/4s, 2022	55,000	8,250

Unit Corp. company guaranty sr. unsec. sub. notes 6 5/8s, 2021	150,000	71,250

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	230,000	107,525

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 7/8s, 2021	71,000	61,060

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	35,000	30,811

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4 7/8s, 2023	195,000	158,925

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	65,000	37,213

		2,754,784

High Income Securities Fund 29

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Financials (5.7%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	$185,000	$172,050

Ally Financial, Inc. company guaranty sr. unsec. notes 8s, 2031	175,000	192,719

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	60,000	66,750

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	50,000	55,250

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017	90,000	93,713

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	85,000	82,450

Ally Financial, Inc. unsec. sub. notes 8s, 2018	65,000	70,688

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	100,000	124,750

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	55,000	53,213

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	50,000	51,000

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919s, perpetual maturity (Spain)	105,000	102,244

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	50,000	51,759

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	75,000	75,243

CIT Group, Inc. sr. unsec. notes 3 7/8s, 2019	45,000	44,775

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	65,000	64,350

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	80,000	82,600

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	100,000	100,375

CIT Group, Inc. 144A sr. unsec. notes 6 5/8s, 2018	135,000	141,919

CIT Group, Inc. 144A sr. unsec. notes 5 1/2s, 2019	185,000	191,475

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95s,
perpetual maturity	25,000	23,500

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	125,000	50,000

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	90,000	87,300

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	65,000	64,756

Credit Acceptance Corp. company guaranty sr. unsec. notes
6 1/8s, 2021	110,000	102,300

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023	50,000	47,250

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	160,000	99,600

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151s, 2031	110,000	123,750

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	90,000	93,545

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	105,000	102,375

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15s, 2066	50,000	10,500

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8 1/8s, 2019 ‡‡	70,000	58,275

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	155,000	138,725

30 High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020		$215,000	$199,950

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022		95,000	82,888

International Lease Finance Corp. sr. unsec. unsub. notes
6 1/4s, 2019		80,000	85,600

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		60,000	63,900

iStar, Inc. sr. unsec. notes 5s, 2019 R		5,000	4,656

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		75,000	82,031

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	100,000	226,767

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)		$249,000	232,815

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2024 R		50,000	51,250

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2022 R		125,000	128,125

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. sub. notes 6 7/8s, 2021 R		50,000	52,125

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2020		100,000	94,250

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		85,000	74,906

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022		110,000	114,400

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019		105,000	90,038

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. sub. notes 6 3/4s, 2019		135,000	127,744

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021		90,000	84,375

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		30,000	28,950

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		140,000	122,500

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		155,000	148,413

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648s,
perpetual maturity (United Kingdom)		265,000	308,725

Royal Bank of Scotland Group PLC jr. unsec. sub. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)		100,000	97,750

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021		30,000	26,625

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6s, 2020		125,000	108,906

Springleaf Finance Corp. sr. unsec. unsub. notes 5 1/4s, 2019		45,000	39,375

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		90,000	86,850

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018		170,000	139,400

High Income Securities Fund 31

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Financials cont.
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024	$175,000	$166,250

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	125,000	115,000

Walter Investment Management Corp. company guaranty sr.
unsec. notes 7 7/8s, 2021	90,000	64,125

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	120,000	108,000

6,175,888
Health care (4.5%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6 1/8s, 2021	155,000	158,875

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5 1/8s, 2022	75,000	74,363

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	210,000	182,700

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	110,000	110,825

Centene Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2024	110,000	116,738

Centene Escrow Corp. 144A sr. unsec. notes 5 5/8s, 2021	35,000	36,575

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	150,000	150,750

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	120,000	102,900

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	175,000	152,250

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	165,000	118,800

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	135,000	128,925

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	165,000	166,650

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023	100,000	100,000

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	125,000	122,188

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	275,000	303,875

HCA, Inc. company guaranty sr. sub. notes 3 3/4s, 2019	65,000	66,138

HCA, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2022	30,000	33,825

HCA, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2025	35,000	35,656

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	135,000	137,700

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	85,000	75,650

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10 1/2s, 2018	165,000	151,800

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7 7/8s, 2021	90,000	92,700

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	125,000	117,813

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	45,000	46,631

32 High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Health care cont.
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	$75,000	$75,938

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	85,000	86,889

Service Corp. International/US sr. unsec. notes 7s, 2017	65,000	68,575

Service Corp. International/US sr. unsec. notes 5 3/8s, 2022	125,000	130,625

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	255,000	271,256

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	110,000	103,400

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	40,000	39,750

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	60,000	59,175

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	225,000	238,500

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	25,000	25,250

Tenet Healthcare Corp. company guaranty sr. sub.
notes 6s, 2020	140,000	148,680

Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.012s, 2020	110,000	108,350

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 7s, 2020	20,000	18,850

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020	150,000	137,625

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2025	100,000	83,938

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2023	110,000	92,813

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	10,000	8,556

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	55,000	45,788

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2020	110,000	99,550

WellCare Health Plans, Inc. sr. unsec. sub. notes 5 3/4s, 2020	210,000	215,775

4,843,610
Technology (1.8%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	75,000	76,594

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	300,000	76,500

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	285,000	175,275

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	75,000	74,250

First Data Corp. 144A company guaranty sr. unsec. unsub.
notes 7s, 2023	165,000	165,000

First Data Corp. 144A notes 5 3/4s, 2024	120,000	120,750

First Data Corp. 144A sr. notes 5 3/8s, 2023	105,000	109,200

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 6s, 2022	70,000	74,288

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	60,000	62,100

High Income Securities Fund 33

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Technology cont.
Infor US, Inc. 144A company guaranty sr. notes 5 3/4s, 2020	$60,000	$60,450

Infor US, Inc. 144A company guaranty sr. unsec. notes
6 1/2s, 2022	250,000	216,875

Iron Mountain, Inc. company guaranty sr. unsec. notes 6s, 2023 R	105,000	111,563

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	45,000	47,700

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5 7/8s, 2022	105,000	96,458

Micron Technology, Inc. 144A sr. unsec. unsub. notes
5 1/4s, 2023	90,000	76,950

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	170,000	162,350

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	140,000	50,750

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	145,000	151,163

1,908,216
Transportation (0.3%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	135,000	120,488

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	250,000	236,250

356,738
Utilities and power (2.2%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	85,000	93,288

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	270,000	243,000

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	45,000	39,938

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	145,000	150,438

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	225,000	202,500

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	30,000	30,675

Calpine Corp. 144A company guaranty sr. sub. notes
5 7/8s, 2024	25,000	25,500

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85s, 2037	95,000	75,291

DPL, Inc. sr. unsec. sub. notes 6 1/2s, 2016	12,000	12,150

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	10,000	8,350

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	180,000	166,838

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	80,000	66,200

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8 5/8s, 2022	40,000	42,647

Energy Transfer Equity LP company guaranty sr. notes
7 1/2s, 2020	107,000	97,905

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	65,000	17,550

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	50,000	13,500

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9 3/8s, 2020	245,000	71,050

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	55,000

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	145,000	79,750

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	25,000	16,250

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020	125,000	75,625

34 High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7 7/8s, 2021	$325,000	$306,719

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2022	30,000	25,350

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	90,000	79,200

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5s, 2022	55,000	45,729

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	140,000	123,026

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	75,000	63,000

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	80,000	67,640

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	130,000	110,500

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	60,000	17,550

		2,422,159

Total corporate bonds and notes (cost $51,622,934)		$45,607,044

CONVERTIBLE BONDS AND NOTES (30.9%)*	Principal amount	Value

Basic materials (0.3%)
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	$355,000	$326,378

326,378
Capital goods (0.3%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	740,000	275,650

275,650
Communication services (1.2%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	199,000	192,035

Powerwave Technologies, Inc. cv. unsec. sub. notes 3 7/8s, 2027
(In default) † F	1,160,000	116

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	1,075,000	1,099,188

1,291,339
Communications equipment (0.8%)
Ciena Corp. cv. sr. unsec. notes 4s, 2020	618,000	795,289

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes
5 1/2s, 2020	169,000	110,589

905,878
Computers (0.9%)
Avid Technology, Inc. 144A cv. sr. unsec. notes 2s, 2020	274,000	173,648

Brocade Communications Systems, Inc. cv. company guaranty
sr. unsec. notes 1 3/8s, 2020	365,000	354,963

Citrix Systems, Inc. cv. sr. unsec. notes 1/2s, 2019	435,000	468,984

997,595
Consumer cyclicals (6.7%)
CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1 5/8s, 2018	480,000	558,000

CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	365,000	377,091

High Income Securities Fund 35

CONVERTIBLE BONDS AND NOTES (30.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Jarden Corp. cv. company guaranty sr. unsec. sub. bonds
1 1/8s, 2034	$710,000	$828,925

Lennar Corp. 144A cv. company guaranty sr. unsec. notes
2 3/4s, 2020	344,000	648,655

Liberty Interactive, LLC cv. sr. unsec. notes 3 1/2s, 2031	890,000	461,688

Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 3/4s, 2043	833,000	1,294,274

Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2 7/8s, 2019	815,000	865,428

Navistar International Corp. cv. sr. unsec. sub. bonds 4 3/4s, 2019	644,000	237,475

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	570,000	799,069

Tesla Motors, Inc. cv. sr. unsec. sub. notes 1 1/4s, 2021	1,570,000	1,233,431

7,304,036
Consumer staples (0.8%)
Vector Group, Ltd. cv. sr. unsec. sub. FRN 2 1/2s, 2019	585,000	869,891

869,891
Electronics (4.1%)
Microchip Technology, Inc. cv. sr. unsec. sub. bonds 1 5/8s, 2025	560,000	537,250

Micron Technology, Inc. cv. sr. unsec. bonds 3s, 2043	890,000	616,325

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	765,000	906,047

NVIDIA Corp. cv. sr. unsec. bonds 1s, 2018	750,000	1,205,625

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	442,000	460,785

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	209,000	317,027

TTM Technologies, Inc. cv. sr. unsec. notes 1 3/4s, 2020	398,000	344,768

4,387,827
Energy (1.7%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	1,255,000	326,300

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	1,195,000	540,738

Energy XXI, Ltd. cv. sr. unsec. bonds 3s, 2018 (acquired various
dates from 11/19/13 to 1/24/14 cost $446,469) (In default) † ∆∆	451,000	1,128

Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	377,000	160,225

SEACOR Holdings, Inc. cv. sr. unsec. bonds 3s, 2028	621,000	374,541

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes
1 3/4s, 2017	840,000	462,000

Trico Marine Services, Inc. cv. sr. unsec. notes 3s, 2027
(In default) † F	500,000	13,750

1,878,682
Financials (3.4%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	511,000	517,388

Forest City Realty Trust, Inc. cv. sr. unsec. notes 4 1/4s, 2018	656,000	691,260

Hercules Capital, Inc. cv. sr. unsec. unsub. notes 6s, 2016	453,000	466,024

Radian Group, Inc. cv. sr. unsec. notes 2 1/4s, 2019	410,000	466,375

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	631,000	610,098

TCP Capital Corp. cv. sr. unsec. bonds 5 1/4s, 2019	827,000	777,897

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	312,000	167,700

		3,696,742

36 High Income Securities Fund

CONVERTIBLE BONDS AND NOTES (30.9%)* cont.	Principal amount	Value

Health care (4.9%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	$694,000	$681,421

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	720,000	681,300

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2016 (China) (In default) † F	763,000	61,040

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default)† F	445,000	31,150

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	180,000	694,688

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	709,000	759,073

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 3/1/18) 2042 ††	880,000	1,133,550

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1 7/8s, 2021 (Ireland)	951,000	954,566

Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	370,000	362,600

5,359,388
Semiconductor (1.1%)
Jazz US Holdings, Inc. cv. company guaranty sr. unsec.
notes 8s, 2018	223,000	334,779

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2 5/8s, 2041	370,000	803,363

1,138,142
Software (0.9%)
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	970,000	1,002,738

1,002,738
Technology services (2.7%)
j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	570,000	694,688

salesforce.com, Inc. cv. sr. unsec. unsub. notes 1/4s, 2018	650,000	775,125

Twitter, Inc. cv. sr. unsec. unsub. bonds 1s, 2021	405,000	338,681

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	1,130,000	1,101,044

2,909,538
Transportation (1.1%)
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. bonds
2 1/4s, 2022	319,000	243,238

Echo Global Logistics, Inc. cv. sr. unsec. notes 2 1/2s, 2020	385,000	365,991

Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2 3/8s, 2019	747,000	607,404

		1,216,633

Total convertible bonds and notes (cost $39,449,146)		$33,560,457

CONVERTIBLE PREFERRED STOCKS (22.0%)*	Shares	Value

Basic materials (1.2%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	20,158	$621,749

Smurfit-Stone Container Corp. escrow zero % cv. pfd. F	65,720	657

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	15,650	728,213

1,350,619
Capital goods (0.3%)
Stericycle, Inc. $5.25 cv. pfd.	3,866	334,332

334,332
Communication services (4.6%)
American Tower Corp. $5.50 cv. pfd. R	13,085	1,284,783

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	21,872	1,058,058

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	7,164	761,175

High Income Securities Fund 37

CONVERTIBLE PREFERRED STOCKS (22.0%)* cont.	Shares	Value

Communication services cont.
Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	7,485	$761,599

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	17,339	1,112,123

4,977,738
Consumer cyclicals (2.6%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	37,550	942,858

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (Italy)	15,943	1,020,352

Stanley Black & Decker, Inc. $6.25 cv. pfd.	8,385	878,077

2,841,287
Consumer staples (1.1%)
Tyson Foods, Inc. $2.375 cv. pfd.	16,257	1,173,105

1,173,105
Energy (0.2%)
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	610	11,438

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	11,845	168,910

180,348
Financials (6.8%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	22,100	612,239

AMG Capital Trust II $2.575 cv. pfd.	14,140	696,395

Banc of California, Inc. $4.00 cv. pfd.	8,217	582,832

Bank of America Corp. Ser. L, 7.25% cv. pfd.	1,718	1,876,917

EPR Properties Ser. C, $1.438 cv. pfd. R	37,670	939,644

iStar, Inc. $2.25 cv. pfd. R	7,445	282,687

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	12,175	545,440

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	960	1,123,800

Welltower, Inc. Ser. I, $3.25 cv. pfd. R	12,177	710,452

7,370,406
Health care (3.6%)
Alere, Inc. Ser. B, 3.00% cv. pfd.	1,410	545,318

Allergan PLC Ser. A, 5.50% cv. pfd.	1,995	1,927,130

Anthem, Inc. $2.63 cv. pfd.	12,115	535,968

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel) †	1,012	906,853

3,915,269
Utilities and power (1.6%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	14,543	705,626

Dynegy, Inc. Ser. A, $5.375 cv. pfd.	3,886	145,880

El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	46,535

Exelon Corp. $3.25 cv. pfd.	18,828	841,612

		1,739,653

Total convertible preferred stocks (cost $24,576,023)		$23,882,757

COMMON STOCKS (0.9%)*	Shares	Value

Ally Financial, Inc. †	6,580	$115,676

Berry Plastics Group, Inc. †	2,925	91,055

Blue Buffalo Pet Products, Inc. †	2,710	49,593

CIT Group, Inc.	1,606	47,875

Connacher Oil and Gas, Ltd. (Canada) †	1,592	274

DISH Network Corp. Class A †	1,525	71,873

Eldorado Resorts, Inc. †	4,445	44,494

EP Energy Corp. Class A †	5,301	9,118

General Motors Co.	1,650	48,576

38 High Income Securities Fund

COMMON STOCKS (0.9%)* cont.	Shares	Value

Gulfport Energy Corp. †	5,875	$141,000

Hilton Worldwide Holdings, Inc.	2,130	44,261

Live Nation Entertainment, Inc. †	3,145	69,159

Lone Pine Resources Canada, Ltd. (Canada) † F	5,612	56

Lone Pine Resources, Inc. Class A (Canada) † F	5,612	56

Penn National Gaming, Inc. †	6,025	83,386

Service Corp. International/US	3,110	73,147

Seventy Seven Energy, Inc. †	2,750	1,320

Spectrum Brands Holdings, Inc.	655	62,729

Total common stocks (cost $1,229,906)		$953,648

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	$203,234	$176,941

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4 3/4s, 2022	44,888	44,139

Total senior loans (cost $243,352)		$221,080

PREFERRED STOCKS (—%)*	Shares	Value

M/I Homes, Inc. Ser. A, $2.438 pfd.	2,037	$51,068

Total preferred stocks (cost $42,943)		$51,068

SHORT-TERM INVESTMENTS (4.1%)*	Shares	Value

Putnam Short Term Investment Fund 0.41% L	4,422,826	$4,422,826

Total short-term investments (cost $4,422,826)		$4,422,826

TOTAL INVESTMENTS

Total investments (cost $121,587,130)		$108,698,880

Key to holding’s currency abbreviations
CAD	Canadian Dollar
GBP	British Pound
USD /$	United States Dollar
Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $108,673,763.

† This security is non-income-producing.

The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

High Income Securities Fund 39

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,128, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $4,525 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $396,798) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.
	British Pound	Sell	3/16/16	$207,951	$225,323	$17,372

State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/20/16	126,540	123,137	(3,403)

WestPac Banking Corp.
	Canadian Dollar	Sell	4/20/16	49,670	48,338	(1,332)

Total						$12,637

40 High Income Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Capital goods	$91,055	$—	$—

Communication services	71,873	—	—

Consumer cyclicals	289,876	—	—

Consumer staples	112,322	—	—

Energy	151,712	—	112

Financials	163,551	—	—

Health care	73,147	—	—

Total common stocks	953,536	—	112

Convertible bonds and notes	—	33,454,401	106,056

Convertible preferred stocks	168,910	23,713,190	657

Corporate bonds and notes	—	45,607,042	2

Preferred stocks	—	51,068	—

Senior loans	—	221,080	—

Short-term investments	4,422,826	—	—

Totals by level	$5,545,272	$103,046,781	$106,827

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$12,637	$—

Totals by level	$—	$12,637	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Transfers between Level 1 and Level 2 during the reporting period, totaling $1,648,091, are the result of changing to a pricing service as the source for the securities prices. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 41

Statement of assets and liabilities 2/29/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $117,164,304)	$104,276,054
Affiliated issuers (identified cost $4,422,826) (Note 5)	4,422,826

Dividends, interest and other receivables	1,368,586

Receivable for investments sold	182,751

Unrealized appreciation on forward currency contracts (Note 1)	17,372

Total assets	110,267,589

LIABILITIES

Payable for investments purchased	607,094

Payable for shares of the fund repurchased	193,015

Payable for compensation of Manager (Note 2)	189,153

Payable for custodian fees (Note 2)	7,170

Payable for investor servicing fees (Note 2)	9,053

Payable for Trustee compensation and expenses (Note 2)	86,458

Payable for administrative services (Note 2)	438

Distributions payable to shareholders	425,828

Unrealized depreciation on forward currency contracts (Note 1)	4,735

Other accrued expenses	70,882

Total liabilities	1,593,826

Net assets	$108,673,763

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$139,455,852

Undistributed net investment income (Note 1)	495,139

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(18,401,605)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(12,875,623)

Total — Representing net assets applicable to capital shares outstanding	$108,673,763

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($108,673,763 divided by 13,745,216 shares)	$7.91

The accompanying notes are an integral part of these financial statements.

42 High Income Securities Fund

Statement of operations Six months ended 2/29/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $4,702 from investments in affiliated issuers) (Note 5)	$2,271,145

Dividends	867,956

Total investment income	3,139,101

EXPENSES

Compensation of Manager (Note 2)	404,909

Investor servicing fees (Note 2)	29,435

Custodian fees (Note 2)	10,697

Trustee compensation and expenses (Note 2)	4,866

Administrative services (Note 2)	1,930

Auditing and tax fees	45,356

Other	38,553

Total expenses	535,746

Expense reduction (Note 2)	—

Net expenses	535,746

Net investment income	2,603,355

Net realized loss on investments (Notes 1 and 3)	(3,883,659)

Net increase from payments by affiliates (Note 2)	63

Net realized gain on foreign currency transactions (Note 1)	19,633

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	5,601

Net unrealized depreciation of investments during the period	(7,929,368)

Net loss on investments	(11,787,730)

Net decrease in net assets resulting from operations	$(9,184,375)

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 43

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/29/16*	Year ended 8/31/15

Operations:
Net investment income	$2,603,355	$5,403,371

Net realized gain (loss) on investments
and foreign currency transactions	(3,863,963)	4,831,680

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(7,923,767)	(19,326,431)

Net decrease in net assets resulting from operations	(9,184,375)	(9,091,380)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(2,623,737)	(5,647,300)

Decrease from capital share transactions (Note 4)	(6,544,861)	(9,893,490)

Total decrease in net assets	(18,352,973)	(24,632,170)

NET ASSETS

Beginning of period	127,026,736	151,658,906

End of period (including undistributed net investment
income of $495,139 and $515,521, respectively)	$108,673,763	$127,026,736

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	14,648,291	15,867,867

Shares repurchased (Note 4)	(903,075)	(1,219,576)

Shares outstanding at end of period	13,745,216	14,648,291

* Unaudited.

The accompanying notes are an integral part of these financial statements.

44 High Income Securities Fund

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended			Year ended

	2/29/16**	8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

Net asset value, beginning of period	$8.67	$9.56	$8.76	$8.21	$8.12	$7.93
Investment operations:

Net investment income (loss) [a]	.18	.35	.36	.44	.49	.50

Net realized and unrealized
gain (loss) on investments	(.82)	(.95)	.82	.56	.13	.22

Total from investment operations	(.64)	(.60)	1.18	1.00	.62	.72
Less distributions:

From net investment income	(.19)	(.37)	(.43)	(.48)	(.53)	(.53)

Total distributions	(.19)	(.37)	(.43)	(.48)	(.53)	(.53)

Increase from shares repurchased	.07	.08	.05	.03	—	— d

Net asset value, end of period	$7.91	$8.67	$9.56	$8.76	$8.21	$8.12

Market price, end of period	$6.99	$7.33	$8.61	$7.68	$8.27	$8.10

Total return at market price (%) [b]	(2.17)*	(10.87)	17.94	(1.44)	9.08	5.22

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$108,674	$127,027	$151,659	$145,549	$141,003	$139,120

Ratio of expenses to average
net assets (%) [c]	.45*	.90	.94	.90	.93	.91

Ratio of net investment income
(loss) to average net assets (%)	2.21*	3.86	3.91	5.10	6.04	5.86

Portfolio turnover (%)	9*	35	41	48	36	63

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2).

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 45

Notes to financial statements 2/29/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through February 29, 2016.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

46 High Income Securities Fund

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

High Income Securities Fund 47

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,735 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

48 High Income Securities Fund

At August 31, 2015, the fund had a capital loss carryover of $14,026,989 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$14,026,989	N/A	$14,026,989	August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $122,097,783, resulting in gross unrealized appreciation and depreciation of $4,638,171 and $18,037,074, respectively, or net unrealized depreciation of $13,398,903.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.700%	of the first $500 million of average	0.430%	of the next $5 billion of average net
	net assets,		assets,

0.600%	of the next $500 million of average	0.420%	of the next $5 billion of average net
	net assets,		assets,

0.550%	of the next $500 million of average	0.410%	of the next $5 billion of average net
	net assets,		assets,

0.500%	of the next $5 billion of average net	0.400%	of the next $5 billion of average net
	assets,		assets,

0.475%	of the next $5 billion of average net	0.390%	of the next $5 billion of average net
	assets,		assets,

0.455%	of the next $5 billion of average net	0.380%	of the next $8.5 billion of average
	assets,		net assets and

0.440%	of the next $5 billion of average net	0.370%	of any excess thereafter.
	assets,

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $63 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

High Income Securities Fund 49

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $80, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$9,837,242	$16,641,447

U.S. government securities (Long-term)	—	—

Total	$9,837,242	$16,641,447

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2015, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 903,075 common shares for an aggregate purchase price of $6,544,861, which reflects a weighted-average discount from net asset value per share of 13.05%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 399 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $3,156 based on net asset value.

50 High Income Securities Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$3,016,424	$9,732,027	$8,325,625	$4,702	$4,422,826

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$410,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$17,372	Payables	$4,735

Total		$17,372		$4,735

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$20,660	$20,660

Total	$20,660	$20,660

High Income Securities Fund 51

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$5,552	$5,552

Total	$5,552	$5,552

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$17,372	$—	$—	$17,372

Total Assets	$17,372	$—	$—	$17,372

Liabilities:

Forward currency contracts#	$—	$3,403	$1,332	$4,735

Total Liabilities	$—	$3,403	$1,332	$4,735

Total Financial and Derivative Net Assets	$17,372	$(3,403)	$(1,332)	$12,637

Total collateral received (pledged)†##	$—	$—	$—

Net amount	$17,372	$(3,403)	$(1,332)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

52 High Income Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

75 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

SA710
299625 4/16

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 — September 30, 2015	186,788	$7.32	186,788	316,232
October 1 — October 7, 2015	—	—	—	316,232
October 8 — October 31, 2015	135,925	$7.49	135,925	1,310,225
November 1 — November 30, 2015	200,049	$7.39	200,049	1,110,176
December 1 — December 31, 2015	168,566	$7.34	168,566	941,610
January 1 — January 31, 2016	94,798	$6.88	94,798	846,812
February 1 — February 28, 2016	116,949	$6.79	116,949	729,863

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2014, which was in effect between October 8, 2014 and October 7, 2015, allowed the fund to repurchase up to 1,571,697 of its shares. The program renewed by the Board in September 2015, which is in effect between October 8, 2015 and October 7, 2016, allows the fund to repurchase up to 1,446,150 of its shares.

**	Information prior to October 7, 2015 is based on the total number of shares eligible for repurchase under the program, as amended through September 2014. Information from October 8, 2015 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2015.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016